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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 27, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-496-58 (Commission File Number)	84-1602895 (IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.
Exhibit Number	Description
99.1	Current Report on Form 8-K of United Pan-Europe Communications N.V. ("UPC") (File No. 000-25365), dated January 27, 2003 (exhibit omitted).
99.2
Monthly Unaudited Parent Only Operating Report of UPC for the period from December 3, 2002 to December 31, 2002, incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated January 27, 2003.

Item 9. Regulation FD Disclosure.

        On January 27, 2003, UPC filed with the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") its monthly unaudited parent only operating report for the period from December 3, 2002 to December 31, 2002 (the "Monthly Operating Report"), which was revised from the monthly operating report for the same period filed with the U.S. Bankruptcy Court on January 24, 2003.

        UPC's Report on Form 8-K, dated January 27, 2003 (disclosing the filing with the U.S. Bankruptcy Court of the Monthly Operating Report (as revised)) and a copy of the Monthly Operating Report (as revised) are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.

        Limitation on Incorporation by Reference.    In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

        Cautionary Statement Regarding Financial and Operating Data.    The Monthly Operating Report contains unaudited financial statements and other financial information that were not prepared with a view to compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants. Neither UnitedGlobalCom, Inc.'s nor UPC's independent auditors have examined, compiled or performed any procedures with respect to the financial information presented in the Monthly Operating Report, nor have they expressed any opinion or any other form of assurance of such information or its achievability, and accordingly assume no responsibility for them. Operating results for the period from December 3, 2002 to December 31, 2002 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2002.

        Cautionary Note Regarding Forward-Looking Statements.    This Report on Form 8-K and the documents incorporated herein and included as exhibits contain forward-looking statements, including the timing and outcome of UPC's U.S. and Dutch insolvency proceedings, as well as other non-historical information. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including, among other things, the outcome of the court proceedings.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ ELLEN P. SPRANGLER Ellen P. Sprangler Secretary

Date: January 28, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Current Report on Form 8-K of United Pan-Europe Communications N.V. ("UPC") (File No. 000-25365), dated January 27, 2003 (exhibit omitted).
99.2
Monthly Unaudited Parent Only Operating Report of UPC for the period from December 3, 2002 to December 31, 2002, incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated January 27, 2003.

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  Item 7. Financial Statements and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX